Intangible assets	12 Months Ended
Dec. 31, 2023
Intangible assets
Intangible assets

17 Intangible assets

Intangible assets, such as internally generated software and goodwill generated on business combinations, are not physical in nature. This note presents the cost of the assets, which is the amount NatWest Group initially paid or incurred, additions and disposals during the year, and any amortisation or impairment. Amortisation is a charge that reflects the usage of the asset and impairment is a reduction in value arising from specific events identified during the year.

For accounting policy information refer to Accounting policies 3.4 and 3.5.

	2023			2022
	Goodwill	Other (1)	Total	Goodwill	Other (1)	Total
Cost	£m	£m	£m	£m	£m	£m
At 1 January	9,931	3,763	13,694	9,939	3,050	12,989
Currency translation and other adjustments	—	—	—	(8)	(3)	(11)
Acquisitions of companies and businesses	159	37	196	—	—	—
Additions	—	762	762	—	743	743
Disposals and write-off of fully amortised assets	—	(115)	(115)	—	(27)	(27)
At 31 December	10,090	4,447	14,537	9,931	3,763	13,694

Accumulated amortisation and impairment
At 1 January	4,409	2,169	6,578	4,417	1,849	6,266
Currency translation and other adjustments	—	—	—	(8)	(4)	(12)
Disposals and write-off of fully amortised assets	—	(116)	(116)	—	(17)	(17)
Impairment of intangible assets	1	22	23	—	—	—
Amortisation charge for the year	—	438	438	—	341	341
At 31 December	4,410	2,513	6,923	4,409	2,169	6,578
Net book value at 31 December	5,680	1,934	7,614	5,522	1,594	7,116

(1)	Principally consists of internally generated software.

Intangible assets and goodwill are reviewed for indicators of impairment. Intangible assets were impaired by £23 million in 2023 (2022 – nil).

NatWest Group’s goodwill acquired in business combinations is reviewed for impairment annually at 31 December by cash-generating unit (CGU): 2023 - Retail Banking £2,607 million (2022 - £2,607 million), Ring-Fenced Bank Commercial & Institutional £2,605 million (2022 - £2,606 million), Private Banking £9 million (2022 - £9 million), RBS International £300 million (2022 - £300 million), and Cushon £159 million (2022 - nil). Our CGUs represent the smallest group of assets to which we have allocated goodwill and reflect the lowest level at which we monitor goodwill post acquisition. For Cushon and RBS International this is at an entity level which represents the lowest level applicable to the business combination and their cash flows are independent of other CGUs. Analysis by reportable segment is in Note 4 Segmental analysis.

Impairment testing involves the comparison of the carrying value of each CGU with its recoverable amount. The carrying values of the segments reflect the equity allocations made by management, which are consistent with NatWest Group’s capital targets.

Recoverable amount is the higher of fair value less costs of disposal and value in use. Fair value is the price that would be received to sell an asset in an orderly transaction between market participants. Value in use is the present value of expected future cash flows from the CGU.

The recoverable amounts for all CGUs at 31 December 2023 were based on value in use, using management's latest five-year revenue and cost forecasts. These are discounted cash flow projections over five years. The forecast is then extrapolated in perpetuity using a long-term growth rate to compute a terminal value, which comprises the majority of the value in use. The long-term growth rates have been based on expected growth of the CGUs (2022 and 2023 - 1.4%). The 2023 pre-tax risk discount rates are based on those observed to be applied to businesses regarded as peers of the CGUs: Retail Banking – 16% (2022 - 15.3%), Ring-Fenced Bank Commercial & Institutional – 16% (2022 - 15.3%), Private Banking – 16% (2022 - 15.3)%, Cushon – 15.3% (2022 – nil), RBS International – 14.6% (2022 – 14%).